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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 22, 2000
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                               VerticalNet, Inc.
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                (Exact name of registrant specified in Charter)


Pennsylvania                      000-25269                    23-2815834
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(State or other                  (Commission                  (IRS Employee
jurisdiction of                  File Number)              Identification No.)
incorporation)


700 Dresher Road
Horsham, PA                                                    19044
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(Address of principal executive offices)                      Zip Code


          Registrant's telephone, including area code:  215-328-6100

        (Former name and former address, if changed since last report)
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Item 5.  Other Events
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On February 22, 2000, VerticalNet, Inc. ("VerticalNet") announced that its wholly-owned subsidiary, NECX.com LLC, has entered into a definitive agreement to acquire R.W. Electronics, Inc. VerticalNet and certain affiliates of R.W. Electronics, Inc. are also parties to the definitive agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)  Exhibits.
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              Exhibit No.  Description of Document
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              99.1         Press Release dated February 22, 2000


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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VERTICALNET, INC.



Date:  February 22, 2000       By:  /s/ Gene S. Godick
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                                  Gene S. Godick
                                  Senior Vice President, Chief Financial Officer
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                                 EXHIBIT INDEX
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EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1           Press Release dated February 22, 2000